UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 12, 2010

Monkey Rock Group, Inc.
(Exact Name of Registrant As Specified In Charter)

Delaware	1-15165	98-0208402
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employee Identification No.)

P.O. Box 1030
Sturgis, SD 57785
(Address of Principal Executive Offices)

(877) 523-4070
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

Effective November 12, 2010, the board of directors of Monkey Rock Group, Inc. (the “Company”) appointed Ken Hoffman to the Company’s board of directors.

Ken Hoffman, Director

Mr. Hoffman is a restaurant and hospitality expert with over 30 years of experience leading four of the world’s favorite chains. He is the founder of International Restaurant and Hospitality Consultant Group (“IRHCG”) (www.irhcgroup.com), a highly focused, results-oriented foodservice consulting firm. Prior to IRHCG, he was the President and Chief Executive Officer of Chicken Licken’s Inc. in Orlando, FL. Mr. Hoffman was formerly the Vice President of Operations for the global Italian restaurant concept Sbarro, Inc. Building to this role, Mr. Hoffman served as Senior Director of Operations for the North American and Caribbean regions of Hard Rock Café International, where he oversaw a diversified hospitality operation with annual revenues in excess of $420 million. He was instrumental in growing that business toward its eventual $1.2 billion sale. Currently, Mr. Hoffman sits on the board of directors of HT Investments, Inc. Mr. Hoffman earned a Bachelor of Sciences Degree in Business Management and Business Law from Temple University.

The Company believes that Mr. Hoffman’s experience in the restaurant and hospitality industry as well as his knowledge of the public markets makes him a key addition to the Board.

Family Relationships

Mr. Hoffman does not have a family relationship with any of the officers or directors of the Company.

Board Member Agreement

On November 12, 2010, the Company entered into a board member agreement with Mr. Hoffman.  Pursuant to the terms of such agreement, the Company shall pay to Mr. Hoffman monthly compensation of $5,700, consisting of (i) $4200 in cash and (ii) $1,500 in newly issued restricted stock.  Such agreement will remain in effect until such time as Mr. Hoffman is no longer a member of the Company’s board of directors.

The above description of the director agreement does not purport to be complete and is qualified in its entity by reference to such agreement, which the Company has filed as Exhibit 10.1 to this Current Report on Form 8-K.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No,	Description
10.1	Board Member Agreement, by and between the Company and Ken Hoffman, dated November 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MONKEY ROCK GROUP, INC.

Dated: November 18, 2010	/s/ John Dent
John Dent
Chief Executive Officer